FLORIDA GAMING CORPORATION

FOURTH AMENDED AND RESTATED MASTER STOCK OPTION PLAN

INTRODUCTION

The Fourth Amended and Restated Master Stock Option Plan (the "Plan") is a nonqualified stock option plan, created for the benefit of Florida Gaming Corporation's (the "Company") employees, the employees of its subsidiaries, non-employee directors of the Company or subsidiaries, other directors and officers of the Company or subsidiaries, and advisors and consultants who provide bona fide valuable services to the Company or subsidiaries. This Plan provides for grants of nonqualified stock options (options that do NOT constitute incentive stock options under the Code) and of restricted stock.

Section 1. — PURPOSE

The Company adopts this compensation program for (i) certain key employees to, among other things, (a) increase the profitability and growth of the Company; (b) provide competitive executive compensation while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the Company's success; (ii) non-employee directors to, among other things, attract and retain persons of outstanding ability to serve as directors of the Company; (iii) directors and officers to, among other things, motivate such persons to contribute to the Company's success by increasing the profitability and growth of the Company and to assist the Company to attract and retain qualified directors and officers; and (iv) advisors and consultants of the Company to wholly or partially compensate such advisors and consultants for providing bona fide valuable services to the Company.

Section 2. — DEFINITIONS

For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

2.1.          "Advisors and Consultants" mean natural persons who provide bona fide valuable services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction, and who do not directly or indirectly promote or maintain a market for the Company's securities.

2.2.          "Award" means an Option or Restricted Stock Award granted under the Plan.

2.3.          "Award Agreement" means a certificate of grant or, if there are promises required of the recipient of an Award, a written agreement, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

2.4.          "Board" means the Board of Directors of the Company.

2.5.          "Change in Control" means (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than W. Bennett Collett, individually or collectively with his designated affiliates and associates, and any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (iii) the business of the Company is disposed of pursuant to a partial or complete liquidation, sale of assets or otherwise. Provided, however, for purposes of payments triggered by a Change in Control under Awards that constitute "deferred compensation" pursuant to Code Section 409A, a Change in Control shall only be considered to have occurred if the Change in Control also constitutes a change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation under Treasury Regulation Section 1.409A-3(i)(5) or subsequent guidance. See Section 3.4 for how a Change in Control affects Awards, if not specifically provided otherwise in an Award Agreement.

2.6.          "Class A Stock" means the Company's $.20 par value common stock.

2.7.          "Class B Stock" means the Company's $.10 par value common stock.

2.8.          "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.9.          "Committee" means, with respect to interpretation and administration of the Plan and for determining the terms of Awards to Employees, the Compensation Committee of the Board or such other committee appointed by the Board which shall consist of two or more members of the Board, each of whom is both an "outside director" and a "non-employee director." If the Compensation Committee does not consist of two or more members all of whom are "outside directors" and "non-employee directors," then "Committee" means the full Board. Provided, however, that the amount and terms of Awards to directors shall be determined by the entire Board. For purposes of this Section 2.7, (i) "outside director" means a director of the Company who either (a) (1) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Code Section 162(m)), (2) is not a former employee of the Company or an "affiliated corporation" who still receives compensation for prior services (other than benefits under a tax-qualified retirement plan), or was not an employee during any prior period within the time defined under Exchange Act rules or the rules of any stock exchange on which the Stock is then traded, (3) was not an officer of the Company or an "affiliated corporation" at any time, and (4) does not currently receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a director, or (b) is otherwise considered an "outside director" for purposes of Code Section 162(m); and (ii) "non-employee director" means a director of the Company who (a) is not a current employee or officer of the Company or its parent or a subsidiary, (b) does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Exchange Act ("Regulation S-K")), (c) does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and (d) is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K. The number of Committee members shall be determined by the Board. The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board.

2.10.         "Company" means Florida Gaming Corporation and its successors.

2.11.         "Disability" means a physical or mental condition of an Award recipient resulting in bodily injury or disease or mental disorder which renders an Award recipient incapable of continuing the further performance of the Award recipient's normal employment activities with the Company and which is expected to be permanent or continuing for a period of at least 12 months, and if the Award is deferred compensation under Code Section 409A, permanent disability within the meaning of Section 22(e)(3) of the Code. The determination of the Committee on any question involving disability shall be conclusive and binding.

2.12.         "Effective Date" is the date the Board adopts the Plan.

2.13.         "Employee" means an employee of the Company or a subsidiary.

2.14.         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.15.         "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on such date determined by such methods or procedures as may be established from time to time by the Committee. If the Stock is listed on any established stock exchange or a national market system, Fair Market Value shall be the closing selling price for a share of Stock as quoted on such exchange or system for such date or, if there is no closing selling price for the Stock on the date in question, the closing selling price for a share of Stock on the last preceding date for which such quotation exists. If the Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, Fair Market Value shall be the mean between the high bid and low asked prices for a share on the last market trading day prior to the date as of which value is determined. If the Stock is not publicly traded on an established securities market, Fair Market Value shall be determined in good faith by the Committee by reasonable application of a reasonable valuation method, considering any and all information that the Committee deems relevant, consistent with Code Section 409A and the Treasury Regulations promulgated thereunder and considering each of the factors required to be included under those rules.

2.16.         "Grant Date" means, with respect to an Award, the date as of which the Award is granted as stated in the Award Agreement, which shall not be earlier than the date on which the Committee approves the grant. The grant of an Award must be communicated to the recipient of the Award promptly after the Grant Date.

2.17.         "Non-Employee Director" means an individual serving as a member of Board of Directors of the Company or a subsidiary who is not an Employee.

2.18.         "Option" means an option to purchase Stock granted under Section 6 of the Plan. All Options under the Plan shall be nonqualified stock options.

2.19.         "Option Period" means the period from the Grant Date of an Option to the date the period for exercise of the Option expires as stated in the terms of the Award Agreement.

2.20.         "Participant" means an Employee, Non-Employee Director, director, officer, Advisor, or Consultant of the Company or a subsidiary who has been granted an Award under the Plan.

2.21.         "Plan" means this Fourth Amended and Restated Master Stock Option Plan.

2.22.         "Restriction Period" means the period of time from the Grant Date of a Restricted Stock Award to the date when the restrictions placed on the Award in the Award Agreement lapse.

2.23.         "Restricted Stock Award" or "Restricted Stock" means Stock which is granted under Section 9 of the Plan, subject to a Restriction Period and/or condition which, if not satisfied, may result in the complete or partial forfeiture of such Stock.

2.24.         "Stock" means, for Employees, Non-Employee Directors, Advisors, and Consultants, the Company's Class A Stock and, for other directors and officers, the Company's Class B Stock.

2.25.         "Stockholder" means a holder of Stock.

2.26.         "Termination of Service" shall be deemed to have occurred with respect to an Employee at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company and all subsidiaries, except as otherwise provided in an Award Agreement or in this definition. Termination of Service with respect to a Non-Employee Director means the last day on which such individual serves as a director of the Company or a subsidiary. Notwithstanding the foregoing, for an Award that is deferred compensation under Code Section 409A, Termination of Service shall not be considered to have occurred until a termination of service as defined under Code Section 409A-1(h) has occurred.

Section 3. — STOCK SUBJECT TO THE PLAN

3.1.        Available Stock.

(i)          Subject to adjustment as provided in this Section, the aggregate number of shares of Stock that may be issued to Employees and Non-Employee Directors pursuant to Awards under the Plan shall be 1,500,000 shares of Class A Stock. Stock issued under the legacy 2006 Stock Incentive Plan counts toward this limit. The aggregate Options awarded by the Committee to directors, officers, Advisors, and Consultants, shall not exceed the number of shares allocated by the Board. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or of shares acquired from Stockholders upon such terms as the Board deems appropriate for reserve in connection with exercises hereunder.

(ii)         The maximum number of shares of Stock that may be subject to all Awards granted under the Plan to any one Employee or any one director or officer under the Plan is 1,200,000 shares, subject to adjustment under Section 3.3.

3.2.         Effect of Expirations. If any Award is wholly or partly canceled or forfeited, or terminates, expires or lapses, for any reason, the number of shares of Stock with respect to which the Award can no longer be exercised or realized shall again be available for grant of Awards under the Plan. If previously acquired shares of Stock are used to pay the exercise price of an Award (to the extent permitted under the Plan or Award), the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Stock are used to pay withholding taxes payable upon exercise or vesting of an Award (to the extent permitted under the Plan or Award), or if shares of Stock that would be acquired upon exercise or vesting of an Award are withheld to pay the exercise price or withholding taxes payable upon exercise or vesting of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

3.3.         Changes in Capitalization. Except as provided otherwise in this Plan or in an Award Agreement at the time an Award is granted, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number of shares of Stock or the kind of shares or securities issuable upon exercise of an Option or payment of another Award, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares which may be delivered under the Plan, and in the number and kind or price of shares subject to outstanding Awards, so that no Award shall be diluted or increased; provided that the number of shares subject to any Award shall always be a whole number. If any adjustment under this Section 3.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Awards granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment of an Award shall be made in a manner consistent with Section 424(h), as if it applied to non-Incentive Stock Options as well, so as not to trigger taxes under Code Section 409A. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award.

3.4.         Effect of Change in Control and Other Transactions.

(i)          Change in Number of Shares Subject to Plan or Agreements. The number of shares of Stock covered by each outstanding Award, and the number of shares of Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. If any adjustment under this Section 3.4 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Awards granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment under this Section shall be made in such a manner that would not constitute a "modification" under Section 424(h) of the Code, even though that Code Section is not otherwise applicable. Except as expressly provided herein, no issuance by the Company of shares of stock of any class other than common, or securities convertible into shares of stock of any class other than common, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award.

(ii)         Conversion into Other Securities. If the Company shall at any time merge, consolidate with or into another corporation or association, or enter into a statutory share exchange or any other similar transaction in which shares of Stock are converted as a matter of law into securities or other property, except as otherwise provided in (iv) below, each Participant will thereafter receive, upon the exercise of an Award, the securities or property to which a holder of the number of shares of Stock then deliverable upon the exercise of such Award would have been entitled if such Award had been exercised immediately prior to such merger, consolidation, or share exchange and the Company shall take such steps in connection with such merger, consolidation or share exchange as may be necessary to ensure that the provisions of this Plan shall thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property thereafter deliverable upon the exercise of such Option.

(iii)        Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each holder of an outstanding Option at least 15 days prior to such proposed action. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(iv)        Change in Control. In the event of a Change in Control, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option outstanding shall expire upon the Change in Control, and the Company shall give each holder of an outstanding Option 15 days advance notice of the Change in Control and termination of Options. At the direction and discretion of the Committee, any unvested Awards shall become vested in full at the date such notice is given, the date of Change in Control, or such other date specified by the Company.

Section 4. — ADMINISTRATION

4.1.         Committee Governance. This Plan shall be administered by the Committee. The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

4.2.         Committee to Interpret Plan. Subject to the provisions of the Plan, the Committee shall have the power to (i) construe and interpret the Plan; (ii) establish, amend or waive rules and regulations for its administration, within the limitations set forth herein; (iii) determine and accelerate the exercisability of any Award or the termination of any Restriction Period; (iv) correct inconsistencies in the Plan or in any Award Agreement, or any other instrument relating to an Award; (v) determine all factual matters with respect to any Award; and (vi) subject to the provisions of Section 10, amend the terms and conditions of any Award, to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Committee may, without the consent of the person or persons entitled to exercise any outstanding Award, adversely affect the rights of such person or persons. All constructions of this Plan shall be made in a manner the Committee believes consistent with Awards under the Plan not constituting "deferred compensation" within the meaning of Code Section 409A. Constructions, interpretations and rules for administration of the Plan by the entire Board shall take precedence over and control any construction or interpretation by the Committee.

4.3.         Liability; Indemnification.         No member of the Board, the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation, or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegate of the Committee) shall be fully indemnified and protected by the Company with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

4.4.         Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the Plan, including factual determinations, shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, its Stockholders, Award recipients, and their estates and assignees.

4.5.         Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of the Agreement as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan. The recipient of an Award under the Plan shall not, with respect to the Award, be deemed to have become a Participant, or to have any rights with respect to the Award, unless and until the Award Agreement has been signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee and, if required by its terms, by the Award recipient and delivered to the Committee or its designee, and the Award recipient has otherwise complied with the applicable terms and conditions of the Award.

Section 5. — AWARDS UNDER THE PLAN

5.1.         Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Awards in such numbers, upon such terms and at such times as it shall determine.

5.2.         Selection of Award Recipients. The Committee shall have the exclusive authority to grant Awards from time to time to such Employees and Non-Employee Directors as may be selected by it in its sole discretion. The Committee also may grant Awards from time to time to other directors and officers of the Company or its subsidiaries, who, in the opinion of the Committee, have substantial responsibility in the management of the Company or its subsidiaries or who are otherwise responsible for the Company's or a subsidiary's financial success. The Committee also may grant Awards from time to time Advisors and Consultants, who, in the opinion of the Committee, have rendered or have agreed to render bona fide valuable services to the Company or a subsidiary, and the Committee may award Options based on the Advisors or Consultants' contributions to the Company or a subsidiary as determined in the discretion of the Committee.

Section 6. — STOCK OPTIONS

6.1.         Grant. All Options granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Options are subject to the terms and conditions of this Section 6 and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable.

6.2.         Exercise Price.         The exercise price per share of Stock covered by an Option shall be determined by the Committee but shall never be less than 100% of the Fair Market Value of such Stock on the Grant Date.

6.3.         Option Period. The Option Period shall be determined by the Committee and specified in the Award Agreement.

6.4.         Term. Unless sooner exercised or terminated in accordance with Section 8 of this Plan or in accordance with any provision of the Award Agreement, the Option shall expire on the last day of the Option Period.

6.5.         Vesting. The Option shall vest and be exercisable as determined by the Committee and set out in the Award Agreement. No Option may be exercised at any time unless the Option is vested and outstanding.

6.6.         Nontransferability of Options. No Option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of the Participant's legal incapacity or incompetency, the Participant's guardian or legal representative). Notwithstanding the foregoing, if specifically provided in the Award Agreement, Options may be transferred by a Participant to a Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. For purposes of the Plan, "Permitted Transferee" means (i) a member of a Participant's immediate family, (ii) any person sharing the Participant's household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to the Company. In determining whether a person is a "Permitted Transferee," immediate family members shall include a Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

Section 7. — EXERCISE OF OPTIONS

7.1.         Exercise. An Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the Option or as otherwise provided in this Section 7.

7.2.         Method of Exercise.         To exercise an Option, the Participant or the other person(s) entitled to exercise the Option shall give written notice of exercise to the Treasurer of the Company, specifying the number of full shares to be purchased. Such notice shall be accompanied by payment in full for the Stock being purchased plus required withholding tax as provided in Section 12, (i) in cash; (ii) if permitted by the Committee, in its sole discretion, payment in full or in part may be made in the form of Stock owned by the Participant for at least 6 months (based on the Fair Market Value of the Stock on the date the Option is exercised) evidenced by negotiable Stock certificates registered either in the sole name of the Participant or the names of the Participant and spouse; (iii) if the Participant received Options due to service as an Employee, director or officer, by electing that the Company withhold shares that would otherwise be issued on exercise of the Option in payment of the purchase price, or if so limited in the Award Agreement, solely in payment of required withholding taxes; or (iv) in any combination of the forgoing permitted methods with respect to a particular Option. No shares of Stock shall be issued unless the Participant has fully complied with the provisions of this Section 7.2.

Section 8. — LIMITATIONS ON EXERCISE OF OPTIONS AFTER TERMINATION OF SERVICE

8.1.         Exercise after Termination of Service. After a Participant's Termination of Service, an Option may be exercised only to the extent that the Award was exercisable immediately before the Termination of Service, but in no event after the expiration date of the Award as specified in the Award Agreement. Except to the extent that shorter or longer periods are provided in the Award Agreement, a Participant's right to exercise an Award upon Termination of Service shall terminate:

(i)          Without Cause. If a Participant ceases to be an Employee, Non-Employee Director, other director, or officer for any reason other than for cause, the Participant, or in the event of the Participant's death, the Participant's personal representative, shall have the right to exercise the Participant's Option, in whole or in part, from time to time, within one year after the Participant ceases to be an Employee, Non-Employee Director, other director, or officer to the extent the Participant was entitled to exercise the Option immediately prior to the Participant ceasing to be an Employee, Non-Employee Director, other director, or officer.

(ii)         For Cause. If a Participant is removed as a Non-Employee Director or other director of the Company by action of the Company's Stockholders or is terminated as an Employee or officer for Cause, the Participant shall forfeit any and all unexercised Options immediately upon the Termination of Service. The Participant shall not be deemed to be terminated for Cause unless and until the Board adopts a resolution to that effect. Termination as an Employee for cause means termination due to (i) the Participant willfully failing to substantially perform his duties as an Employee of the Company, or (ii) the Participant having committed a criminal act, excluding traffic violations.

8.2.         Unless otherwise provided in the Award Agreement, Options held by an Advisor or a Consultant shall continue to be outstanding until the end of the Exercise Period.

Section 9. — RESTRICTED STOCK AWARDS

9.1.         Grant. All Restricted Stock Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Restricted Stock Awards are subject to the terms and conditions in this Section 9, and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable. The Company shall issue, in the name of each Participant who is granted a Restricted Stock Award, a certificate for the shares of Stock granted in the Award (subject to Section 9.3), as soon as practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Participant's benefit until the Restriction Period lapses or the Restricted Stock is forfeited to the Company in accordance with the Award Agreement.

9.2.         Restriction Period. The Restriction Period shall be determined by the Committee, and shall commence on the Grant Date and expire at the time specified in the Award Agreement. Unless otherwise provided in the Award Agreement, in the event of a Participant's Termination of Service during the Restriction Period for any reason, the Participant's rights to the Stock subject to the Restricted Stock Award shall be forfeited and all such Stock shall immediately be surrendered to the Company.

9.3.         Rights of Award Recipient. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock, and to enjoy all other Stockholder rights with respect thereto, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. Any attempt by a Participant to sell, transfer, pledge, assign or otherwise dispose of Restricted Stock shall cause immediate forfeiture of the Award. In the event of any adjustment as provided in Section 3.2, new or additional shares or securities shall be subject to the same terms and conditions as the original Restricted Stock.

9.4.         Expiration of Restriction Period. At the expiration of the Restriction Period, the restrictions contained in Section 9.3 and in the Award Agreement shall, except as otherwise specifically provided in the Award Agreement, expire and the Company shall deliver to the Participant a certificate evidencing the Participant's ownership of the Stock free of restrictions.

Section 10. — AMENDMENTS AND TERMINATION

10.1.       Amendments and Termination. The Board may terminate, suspend, amend or alter the Plan, but no action of the Board may:

(i)          Impair or adversely affect the rights of a Participant in any material way under an outstanding Award theretofore granted, without the Participant's consent, other than as specifically provided herein or in an Award Agreement (such as in Section 3.4);

(ii)         Extend the Option Period, or the vesting/payment (and taxation) date of any other type of Award beyond that originally stated in the Award Agreement, unless and until the Committee determines that such extension does not constitute a deferral of compensation feature that would subject the Award to the excise taxes provided under Code Section 409A; or

(iii)        Decrease the price of an Option to less than the Fair Market Value on the date the Award was granted, or if less, on the date the price is adjusted.

10.2.       Conditions on Awards. In granting an Award, the Committee may establish any conditions that it determines are consistent with the purposes and provisions of the Plan.

10.3.       Selective Amendments. Any amendment or alteration of the Plan may be limited to, or may exclude from its effect, particular classes of Award recipients.

Section 11. — GENERAL PROVISIONS

11.1.       Issuance of Stock. If an Award is to be satisfied in Stock, the Company will deliver to the Participant the shares of Stock at the times provided in this Plan and the Award Agreement either by (i) physical delivery of the certificate(s) for such shares, or (ii) book entry to a brokerage account of the Participant, free and clear of any lapsed restrictions.

11.2.       Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to a Participant, any rights that are greater than those of a general creditor of the Company.

11.3.           Transfers, Leaves of Absence, and Other Changes in Employment Status. For purposes of the Plan (i) a transfer of an Employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another; or (ii) a leave of absence, not in excess of 90 days duly authorized in writing by the Company or a subsidiary, for military service, sickness, or for any other purpose approved by the Company or a subsidiary, shall not be a Termination of Service. The Committee, in its sole discretion subject to the terms of the Award Agreement, shall determine the disposition of all Awards made under the Plan in all cases involving any substantial change in employment status other than an event described in this Section 11.3.

11.4.           Restrictions on Distribution of Stock. The Committee may require a Participant receiving Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment without a view to distribution thereof. No Stock shall be issued or transferred pursuant to an Award unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Company's shares may then be listed. The certificates for such Stock issued pursuant to an Award may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. The Company shall not be obligated to register any securities covered hereby or to take any affirmative action to facilitate the sale, transfer or other disposition of Stock issued of Stock pursuant to an Award to comply with any law or regulation of any governmental authority.

11.5.           Assignment Prohibited. Subject to the provisions of the Plan and the Award Agreement, no Award shall be assigned, transferred, pledged or otherwise encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and an Award shall be exercisable, during the Participant's lifetime, only by the Participant. Awards shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Award contrary to the provisions of the Plan, or the levy of any process upon an Award, shall be null, void and without effect.

11.6.           Other Compensation Plans. Nothing contained in the Plan shall prevent the Company from adopting other compensation arrangements.

11.7.           Limitation of Authority. No person shall at any time have any right to receive an Award hereunder and no person other than a duly authorized member of the Committee shall have authority to enter into an agreement on behalf of the Company for the granting of an Award or to make any representation or warranty with respect thereto. A Participant shall have no rights in respect to any Award except as set forth in the Plan and the applicable Award Agreement.

11.8.          No Right to Employment. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan or any Award Agreement, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any other entity or to interfere in any way with the right of the Company or any other entity to terminate any person's service or employment at any time.

11.9.          Not a Stockholder. The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a Stockholder of the Company with respect to any Stock to be issued upon such exercise until such person or persons shall have become the holder of record of such Stock.

11.10.         Prior Plan Terms. In the event this Plan impairs or adversely affect the rights of a Participant in any material way under an outstanding Option granted under an earlier plan document, then the terms of the plan under which the Option was granted shall control with respect to any such right that was impaired or adversely affected.

11.11.         Section 409A Compliance. Notwithstanding any other provision of the Plan, any Award under the Plan that comes within the meaning of Code Section 409A's definition of "deferred compensation" shall be designed and granted in such a way as to comply with that Code Section's election timing rules, limitations on distribution triggering events, and must specify in the Award Agreement the time and form of payment of the Award, with any changes in time or form of payment made in accordance with Code Section 409A's provisions. If the Company or an affiliate's stock is publicly traded, with respect to an Award that is "deferred compensation" under Code Section 409A, any cash or stock distribution that is triggered by Termination of Service shall not be paid or distributed until six months following Termination of Service.

11.12.         Severability. If any provision of this Plan is found to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

11.13.         Headings. The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

11.14.         Governing Law. The validity, interpretation, construction and administration of this Plan shall be governed by the laws of the Company's state of incorporation, as it may change from time to time.

11.15.         Legal and Other Requirements. The obligation of the Company to sell and deliver Option Stock under this Plan shall be subject to all applicable laws, rules and regulations, including, without limitation, all applicable federal and state laws.

Section 12. — TAXES

12.1.           Tax Withholding. All Award recipients shall make arrangements satisfactory to the Committee to pay to the Company or a subsidiary any federal, state or local taxes required to be withheld with respect to an Award issued under the Plan at the time such taxes are required to be withheld. If a Participant fails to make such tax payments, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including a payment related to any Award under the Plan.

12.2.           Share Withholding. The Committee may in its discretion provide in an Award Agreement that all or a portion of a Participant's tax withholding obligation may be satisfied by the Company retaining shares of Stock with a Fair Market Value equal to the amount required to be withheld, if the Participant so elects.

Section 13. — TERM OF PLAN

The Plan shall continue until terminated by the Board.

EXECUTED as of the 9th day of July, 2012.

FLORIDA GAMING CORPORATION

By:	/s/ W. Bennett Collett, Jr.
W. Bennett Collett, Jr.
President and
Chief Executive Officer

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